Exhibit 99.2

May 2022 VCV Digital Technology, Inc. Investor Presentation

Disclaimer

This Presentation (this "Presentation") is for information purposes only and has been prepared with respect to the proposed business combination (the "Business Combination") between Fortune Rise Acquisition Corp. ("FRLA") and VCV Power Sigma, Inc. ("Sigma") and VCV Power Gamma, Inc. ("Gamma" and, together with Sigma, the "Companies" or "VCV Digital Technology" or "VCV"). This Presentation may not be reproduced in whole or in part or used for any purpose other than assisting interested parties in making their own evaluation with respect to the Business Combination.

This Presentation contemplates a Business Combination and other related transactions (the "proposed transactions") involving VCV and FRLA. Completion of the proposed transactions is subject to, among other matters, approval by FRLA, Sigma and Gamma stockholders and other closing conditions set forth in the associated merger agreement, including approval by Nasdaq of the listing of the combined company's common stock. No assurances can be given that the proposed transactions will be consummated on the terms or timeframe currently contemplated, if at all. This Presentation is subject to updating, completion, revision, verification and further amendment.

This Presentation contains trademarks, service marks, trade names and copyrights of FRLA, VCV and other entities identified herein that are the property of their respective owners.

Additional Information about the Proposed Transactions and Where to Find It

The proposed transactions have been approved by the board of directors of each of Sigma, Gamma and FRLA, and will be submitted to stockholders of each of Sigma, Gamma and FRLA for their approval. FRLA intends to file (initially on a confidential basis) with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-4 (the "Registration Statement"), which will include a proxy statement containing information about the proposed transactions and the respective businesses of VCV and FRLA, as well as the prospectus relating to the offer of the FRLA common stock to be issued to VCV stockholders in connection with the completion of the proposed transactions (the "proxy statement/prospectus"). After the Registration Statement has been declared effective by the SEC, FRLA will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the proposed transactions. FRLA stockholders are urged to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and the definitive proxy statement/prospectus in connection with the proposed transactions, as these materials will contain important information about VCV, FRLA and the proposed transaction. FRLA stockholders will also be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about FRLA, without charge, at the SEC's website (www.sec.gov).

No Offer or Solicitation of an Offering

This Presentation is neither an offer to sell or purchase, nor a solicitation of an offer to sell, buy or subscribe for any securities, nor is it a solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

FRLA, VCV and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from FRLA's stockholders with respect to the proposed transaction. Information regarding FRLA's directors and executive officers is available in the Annual Report on Form 10-K filed by FRLA with the SEC on March 28, 2022, as amended on April 22, 2022 (the "2021 Form 10-K"). Additional information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the proxy solicitation relating to the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus when it becomes available.

This Presentation contains information obtained from publicly available sources and from materials supplied by FRLA, the Companies and their respective affiliates. While the information contained in this Presentation is believed to be accurate and reliable, none of FRLA, the Companies, their respective affiliates, or any of their respective members, owners, partners, principals, managers, employees, agents or representatives makes any warranty or representation, whether express or implied, or assumes any legal liability for the accuracy, or completeness of any information contained in this Presentation. Recipients are urged to carefully review and consider the disclosures made in this Presentation and to undertake their own independent investigations and analyses of the potential investment and their own assessments of the accuracy, reliability, and completeness of all information in the Presentation.

2

Disclaimer Continued

Projected Financial Information

This Presentation contains projected financial information with respect to VCV and the combined company. Such projected financial information constitutes forward-looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See "Forward-Looking Statements" below. Actual results may differ materially from the results contemplated by the projected financial information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. Neither the independent auditors of Fortune Rise nor VCV audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation.

The financial projections and related information set forth in this Presentation represent the good faith independent forecast of VCV management on May 2, 2022, and are based upon the best estimates and judgments of VCV management as of such date. Except as required by law, VCV does not undertake to update the projections set forth in this Presentation whether as a result of new information, future events or otherwise.

Forward-Looking Statements

This Presentation includes forward looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts and may be accompanied by words that convey projected future events or outcomes, such as "believe," "may," "will," "estimate," "continue," "anticipate," "design," "intend," "expect," "could," "plan," "potential," "predict," "seek," "target," "aim," "plan," "project," "forecast," "should," "would," or variations of such words or by expressions of similar meaning. Such forward-looking statements, including statements regarding anticipated financial and operational results, projections of market opportunity and expectations, the estimated post-transaction enterprise value, the advantages and expected growth of the combined company, the cash position of the combined company following closing, the ability of VCV and FRLA to consummate the proposed business combination and the timing of such consummation, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled "Risk Factors" in the 2021 Form 10-K and in other documents filed by FRLA with the SEC from time to time. Important factors that could cause the combined company's actual results or outcomes to differ materially from those discussed in the forward-looking statements include: VCV's limited operating history; VCV's ability to manage growth; VCV's ability to execute its business plan; VCV's estimates of the size of the markets for its business; the rate and degree of market acceptance of VCV's business; VCV's ability to identify and integrate acquisitions; general economic and market conditions impacting demand for VCV's products and services; the inability to complete the proposed transaction; the inability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, the amount of cash available following any redemptions by FRLA stockholders; the ability to meet Nasdaq's listing standards following the consummation of the proposed transaction; costs related to the proposed transaction; and such other risks and uncertainties as are discussed in the 2021 Form 10-K and the proxy statement to be filed relating to the business combination. Other factors include the possibility that the proposed business combination does not close, including due to the failure to receive required stockholder approvals, or the failure of other closing conditions.

Each of VCV and FRLA expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in VCV's or FRLA's expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based, except as required by law.

3

Fortune Rise’s team can create value to support VCV’s growth plans Public funding for M&A 01 Detailed fundamental analyses and valuation 02 Supportive public markets partnership with US Tiger Securities, Inc. 03 Increased brand awareness through platform 04 Post - listing organic growth transition 05 Overview of Fortune Rise Acquisition Corp. Dr. Lei Xu Chairwoman & President ▪ 20+ years of experience in finance and investments ▪ Director for UP Fintech Holding and MDL and International Corporation ▪ Chief Executive Officer of US Tiger Securities, Inc. ▪ Prior experiences at Morgan Stanley, Lehman Brothers, and Barclays ▪ Master’s degree in Global Financial Analysis from Bentley University ▪ Co - Chief Executive Officer of TradeUP Global and TradeUP 88 Mr. Lei Huang CEO Ms. Yuanmei Ma Chief Financial Officer 4

Transaction Details[1,2,3,4,5]

Overview	▪ Fortune Rise Acquisition Corp. (NASDAQ: FRLA) is a publicly listed SPAC with $99.7MM cash in trust ▪ Proposed business combination between (i) Fortune Rise Acquisition Corp. ("FRLA"), and (ii) VCV Power Sigma, Inc. ("Sigma") and VCV Power Gamma, Inc. ("Gamma"), two affiliated companies, together, the "Companies" or "VCV Digital Technology" or "VCV"
Initial Valuation	▪ Pro Forma enterprise value ("EV"): $294.1MM / equity value: $381.4MM ▪ EV/Revenue: 2023E 1.6X $184.5MM / 2024E 1.1X $268.9MM ▪ EV/EBITDA: 2023E 2.4X $121.3MM / 2024E 1.9X $159.0MM

Earn-Out	▪ An additional $100MM of equity value offered via earn-out
	▪ 1/4 of the earn-out shares shall be released and delivered upon the achievement of each of the following milestones by April 30, 2023:
	    ▪ Deployment of 4,500 aggregate miners
	    ▪ Each additional deployment of 2,000 miners thereafter

Capital Structure	▪ $92.1MM of pro forma cash held on the balance sheet assuming no redemptions and $4.8MM of debt
Ownership[1]	Assuming no redemptions of FRLA public shares: ▪ 72.7% existing VCV stockholders and 27.3% existing FRLA stockholder (with Earn-Out shares); or ▪ 65.5% existing VCV stockholders and 34.5% existing FRLA stockholders (without Earn-Out shares)
Anticipated Timing	▪ Expected closing in Q3 2022

1. Pro forma diluted basis at $10.20 per share, assumes no redemptions, includes restricted stock shares, and excludes impact of unvested shares pursuant to the new, to-be-established equity incentive plan, earn-out shares and warrants
2. Assumes no redemptions by FRLA public stockholders, subject to change based on ability to raise and deploy capital to purchase additional miners, price of cryptocurrencies, and additional factors
3. Includes representative shares issued to US Tiger Securities, Inc. and EF Hutton , division of Benchmark Investment, LLC pursuant to the underwriting agreement entered into by FRLA
4. Assumes BTC base price rate of $42k starting in January 2022. Assumes both Global TeraHash ("TH") and BTC price grow monthly at 3% in 2022, 2% in 2023, 1% from Jan. – Apr. 2024. After Apr. 2024 BTC daily mining supply halving, assumes 1% monthly Global TH growth and 5% monthly BTC price growth
5. EBITDA and EV/EBITDA are non-GAAP financial measures. See appendix for a reconciliation of these measures to the most nearly comparable GAAP measures

5

VCV Overview & Growth Trajectory

TODAY	Established in December 2020, VCV generated net income of $5.2MM in 2021[1]
OUR GOAL	Become a leader in providing sustainable, blockchain computing infrastructure



Number of Miners(2,3,4,5)
Growth Projection: 49x
1,741
14,097
52,485
85,442
2021
2022E
2023E
2024E

Existing Miners: Bitcoin ("BTC"): 1,692 Miners currently
Ethereum ("ETH"): 800 GPU cards currently

Geography: 100% US-based, a secure and large market for mining

Relationships: Established relationships with lenders, manufacturers & distributors, host facilities and power providers

Source: VCV Management

1. *Represents net income of $5,198,020 for Sigma and net loss of $46,031 for Gamma*
2. *Includes both projected owned, leased, and managed/sold miners & GPUs*
3. *Assumes no redemptions by FRLA public stockholders, subject to change based on ability to raise and deploy capital to purchase additional miners, price of cryptocurrencies, and additional factors*
4. *Assumes BTC base price rate of $42k starting in January 2022. Assumes both Global TerraHash ("TH") and Bitcoin ("BTC") price grow monthly at 3% in 2022, 2% in 2023, 1% from Jan. – Apr. 2024. After Apr. 2024 BTC daily mining supply halving, assumes 1% monthly Global TH growth and 5% monthly BTC price growth*
5. *While VCV management believes these projections and the underlying assumptions have a reasonable basis as of the date of this presentation, there can be no assurance that projections will be achieved or that actual results will not differ significantly from the projections*

6

Investment Highlights



01. Large Market Opportunity

Sizable untapped market with strong fundamentals and rapid institutional and retail adoption

Favorable supply and demand trends following China's mining ban

02. Access to Power Solutions

VCV affiliate is developing significant power capacity to support the Company's expansion plans

Established relationships with providers

03. Platform Primed for Growth

Significant opportunity to scale with additional capital deployed

Goal to become a leader in the blockchain computing infrastructure space

04. Deep Bench of Talent

Team with decades of collective risk management, private equity, operations and finance experience

Deep, global network to leverage for power sourcing, miners, & equipment

05. Capital Efficient Business Model

Ability to allocate capital on a flexible & opportunistic basis

Focus on maintaining an asset light business through owned, leased, & managed miners

06. Profitable with Ability to Scale

$5.2M of Net Income in 2021[1]

Projected Revenue of $184.5MM & $268.9MM by 2023 & 2024[2,3,4,5]

Projected EBITDA of $121.3MM & $159.0MM by 2023 & 2024[2,3,4,5]

Source: VCV Management

1. *Represents net income of $5,198,020 for Sigma and net loss of $46,031 for Gamma*
2. *Assumes no redemptions by FRLA public stockholders, subject to change based on ability to raise and deploy capital to purchase additional miners, price of cryptocurrencies, and additional factors*
3. *Assumes BTC base price rate of $42k starting in January 2022. Assumes both Global Terrahash ("TH") and BTC price grow monthly at 3% in 2022, 2% in 2023, 1% from Jan. – Apr. 2024. After Apr. 2024 BTC daily mining supply halving, assumes 1% monthly Global TH growth and 5% monthly BTC price growth*
4. *While management believes these projections and the underlying assumptions have a reasonable basis as of the date of this presentation, there can be no assurance that projections will be achieved or that actual results will not differ significantly from the projections*
5. *EBITDA and EV/EBITDA are non-GAAP financial measures. See appendix for a reconciliation of these measures to the most nearly comparable GAAP measures*

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VCV Management Team 8 Accomplished team with over $50B of private equity, real estate, and crypto transaction experience (1) Jerry Tang CEO Shawn Marshall Director of Mining Operations Amanda Klier Director of Business Management Carl Pombar CFO Matt Feast, CFA President 1. Some of the deals executed are for other entities that are not part of the SPAC merger

Board of Directors (1) 9 Joseph Lavorgna Independent Director Emma Todd Independent Director David Li Independent Director Lei Xu Director Jerry Tang Chairman/CEO 1. Represents the post - business combination board of directors if the mergers are consummated

Three Pillars for Success Power Access to power is a critical factor to success China's mining ban created a power supply shortage in US VCV affiliate has 987MW of power in various stages (1,2) Goal is to be 100% carbon neutral Capital Debt/equity/lease financing dictates the scale of mining operations VCV team has executed multiple debt financings, equity financings and lease transactions Miners Sourcing large quantities of high quality, price efficient miners is key to reducing risk Established business relationships with manufacturers and distributors in Asia to guarantee miner supplies 1. VCV Digital Infrastructure (“VCVDI”), a related party, is a separate entity that is controlled by Jerry Tang and Matt Feast, and while it has entered into a letter of intent to provide up to 1000MW of hosting capacity to VCV over a three year period, the re is no guarantee that all VCV's hosting needs will be satisfied on a timely basis or at all; VCV is receiving market rates from VCVDI 2. The power capacity sites are at various stages of progression including under construction, development, and LOI 10

Bitcoin’s Increased Adoption Fuels Growth 21,000,000 BTC expected to be mined by 2140 900 BTC/day 3.9% held by “ETFs” 1.3% held by public companies 1.3% held by countries Increased Adoption (1) Payment Processing & Fintech Companies to offer BTC trading to hundreds of banks & credit unions New publicly traded companies & ETFs Facilitating buying, selling & trading Additional crypto - friendly financial services Institutional investors, banks & nations Public crypto mining company shareholders ---- El Salvador adopts Bitcoin as legal tender 11 Sources: https://www.buybitcoinworldwide.com/treasuries/ . https://www.buybitcoinworldwide.com/how - many - bitcoins - are - there/ Nelson Renteria, Tom Wilson. “In a World FIRST, El SALVADOR Makes Bitcoin Legal Tender.” Reuters , Thomson Reuters, 9 June 2021, www.reuters.com/world/americas/el - salvador - approves - first - law - bitcoin - legal - tender - 2021 - 06 - 09/ . 1. As of April 29, 2022

Crypto Mining: Tectonic Shift From China to the United States 5 - 23 - 2021 Reuters China crypto mining business hit by Beijing crackdown, Bitcoin tumbles 7 - 10 - 2021 Economist Deep in rural China, Bitcoin miners are packing up 7 - 17 - 2021 Fortune The China crackdown is making Bitcoin mining more profitable than ever 10 - 31 - 2021 Fortune U.S. leapfrogs China to become the world’s #1 Bitcoin miner 3 - 11 - 2022 Techradar Intel's new Bitcoin mining chip is already gaining serious traction 3 - 23 - 2022 Times Investor Raises $1.5B For Crypto Startups, GS Makes First - Ever Over - the - Counter Bitcoin Trade 3 - 26 - 2022 CNBC Exxon is mining bitcoin in North Dakota as part of its plan to slash emissions 12

US: Main Beneficiary of China Crypto Mining Ban 0% 25% 50% 75% 100% 9/1/2019 1/1/2020 5/1/2020 9/1/2020 1/1/2021 5/1/2021 Ireland * Germany * Canada Kazakhstan Iran, Islamic Rep. Malaysia United States Russian Federation Other Mainland China At present, the share of computing power in the US has risen from 4.1% in September 2019 to 35.4% (2) VCV management believes that China Shift Could Bring $10,000,000,000 (1) Mining Revenue to the US 1. Estimated based on US share increasing by 60% and a BTC price of $60,000 2. Share of Germany or Ireland is likely significantly inflated due to redirected IP addresses via the use of VPN or proxy servi ces ; As of August 2021 Source: CBECI, https://ccaf.io/cbeci/mining_map & VCV Management 13

Miner Supply/Demand Conducive to Mining Business China’s ban created an over - supply of miners Miners in China Taken Offline > 1,000,000 (1) Miners Found New Homes < 50% (2) VCV well positioned to take advantage of miner supply with established relationships to manufacturers and distributors Miner Manufacturers/ Distributors 1. Based on total global miner estimate of 2,000,000 and China’s hash rate share of >60% from Cambridge University 2. Based on market observation and VCV estimate 14

VCV Has Abundant Power Capacity for Expansion – 100% in the US 80 MW 328 MW 559 MW Total 987MW Under Construction Under Contract LOI VCVDI has under contract and LOI 987MW of power capacity to fuel VCV’s mining growth (1) VCV affiliate, VCV Digital Infrastructure (”VCVDI”) has a team of 10+ for power sourcing and data center construction & operations (1) 15 Source: VCV Management 1. VCV Digital Infrastructure (“VCVDI”), a related party, is a separate entity that is controlled by Jerry Tang and Matt Feast. VCV DI has entered into a letter of intent with VCV to provide up to 1000MW of hosting capacity to VCV over a three year period, how ever, there is no guarantee that all VCV's hosting needs will be satisfied on a timely basis or at all; and VCV is receiving hosting capacity a t m arket rates from VCVDI 2. The power capacity sites are at various stages of progression including under construction, development, and LOI

VCV Has Abundant Power Capacity for Expansion VCVDI Project Sites 100% in USA (1,2,3) Project Creek Idaho 45 MW On - Grid LOI Project Arizona Arizona 500 MW Off - Grid LOI Project Nova New York 210 MW On - Grid Under Contract Project Spartanburg South Carolina 80 MW On - Grid Under Construction Project Elite Oklahoma 20 MW On - Grid Under Construction Project Accurate Nebraska 14 MW On - Grid LOI Project Ohio Ohio 30 MW On - Grid Under Contract Project Kentucky Kentucky 38 MW On - Grid Under Contract Project M Minnesota 50 MW On - Grid Under Contract Legend: Under Contract (4) Under Construction LOI 16 Source: VCV Management 1. VCV Digital Infrastructure (“VCVDI”), a related party, is a separate entity that is controlled by Jerry Tang and Matt Feast. VCV DI has entered into a letter of intent with VCV to provide up to 1000MW of hosting capacity to VCV over a three year period, how ever, there is no guarantee that all VCV's hosting needs will be satisfied on a timely basis or at all; and VCV is receiving hosting capacity at market rates from VCVDI 2. The power capacity sites are at various stages of progression including under construction, development, and LOI 3. All sites capacity includes existing and future expansion capacity 4. Some “under contract” sites are subject to utility study and approval for power capacity

VCV Projected Power Capacity vs. Industry Peers- 2022E MW[1]

Power Sourcing supported by VCVDI's 987 MWs of Capacity[6]



1200
974
434
289
277
385
37
210
2022E
2023E
176
45
155
200
209
94
(2,3,4,5,6)
HIVE
ARGO
HUT8
CORE SCIENTIFIC
BITDEER
GRIID
Bitfarms
STRONGHOLD
MARATHON

Source: VCV Management, SEC filings, Company press releases & presentations, CapitalIQ

1. Excludes the following public peers given lack of publicly available information: Riot Blockchain, Greenridge Generation Holdings, Cipher Mining, LM Funding America, & The9 Limited; the SPAC mergers for Bitdeer & Griid have not closed
2. Represents VCV's 2022E and 2023E buildout
3. Assumes no redemptions by FRLA public stockholders, subject to change based on ability to raise and deploy capital to purchase additional miners, price of cryptocurrencies, and additional factors
4. Assumes BTC base price rate of $42k starting in January 2022. Assumes both Global TerraHash ("TH") and BTC price grow monthly at 3% in 2022, 2% in 2023, 1% from Jan. – Apr. 2024. After Apr. 2024 BTC daily mining supply halving, assumes 1% monthly Global TH growth and 5% monthly BTC price growth.
5. Assumes 299 MW per Miner & 0.2KWH per GPU card
6. VCV Digital Infrastructure ("VCVDI"), a related party, is a separate entity that is controlled by Jerry Tang and Matt Feast. VCVDI has entered into a letter of intent with VCV to provide up to 1000MW of hosting capacity to VCV over a three-year period, however, there is no guarantee that all VCV's hosting needs will be satisfied on a timely basis or at all; and VCV is receiving hosting capacity at market rates from VCVDI. All sites capacity includes existing and future expansion capacity

17

Create Efficient Capital Usage with Multiple Channels Leasing Partners Lenders/Financial Partners Use moderate asset based financing to enhance yield and shorten ROI Equipment leases allow VCV to grow mining fleet with minimum equity investments Plans to build consumer/institution facing miner sales/hosting platform to become asset light Owned/operated, leased, & managed miners 18

ESG Strategy (1) 19 4.9 12.2 19.4 21.4 23.4 27.2 31.5 38.7 45.6 56.6 70 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 MEARC Europe Asia Pacific Americas Global Energy Storage Annual Capacity (GW) Goal to make existing fleet 100% carbon neutral Diversifying revenue in a fast - growing space with similar capability/skill sets requirement VCV plan to help accelerate renewable transition through battery storage deployment Source: Wood Mckenzie 1. Environmental, social and governance ("ESG")

Long Term Goal: Become a Leader in Blockchain Computing Infrastructure


Blockchain Computing Infrastructure
Mining

Bitcoin Mining is only the beginning of a much larger opportunity

Computing Infrastructure for all types of Blockchains/Web3 could be valued as a $368BN industry if replacing centralized cloud computing

Encompasses **Layer1 mining, AI, Video, Storage, Network** & numerous other capabilities

Aim to create a leading Blockchain Computing Infrastructure business

Aim to grow crypto mining business to over 85k miners by 2024(1,2)

Source: Grand View Research, https://www.grandviewresearch.com/industry-analysis/cloud-computing-industry

1. *Assumes no redemptions by FRLA public stockholders, subject to change based on ability to raise and deploy capital to purchase additional miners, price of cryptocurrencies, and additional factors*
2. *Assumes BTC base price rate of $42k starting in January 2022. Assumes both Global TerraHash ("TH") and BTC price grow monthly at 3% in 2022, 2% in 2023, 1% from Jan. – Apr. 2024. After Apr. 2024 BTC daily mining supply halving, assumes 1% monthly Global TH growth and 5% monthly BTC price growth.*

20

Financial Overview

Detailed Transaction Overview

Pro Forma Valuation[1, 2 3, 4]

($M, except per share data)	
Pro Forma Shares Outstanding (Excluding Earn-Out)[2]	37.4
(x) Illustrative Share Price	$10.20
Pro Forma Equity Value[2]	**$381.4**
(-) Pro Forma Net Cash[3]	$92.1
(+) Pro Forma Debt[3]	$4.8
Pro Forma Enterprise Value[2]	**$294.1**

Transaction Multiples	Metric[(5,6)]	W/O Earn-Out	W/ Earn-Out
EV / 2023E Revenue	$184.5MM	1.6x	2.1x
EV / 2024E Revenue	$268.9MM	1.1x	1.5x
EV / 2023E EBITDA[(7)]	$121.3MM	2.4x	3.3x
EV / 2024E EBITDA[(7)]	$159.0MM	1.9x	2.5x

Pro Forma Share Ownership[1,2,4]	W/O Earn-Out	W/ Earn-Out
Existing VCV Stockholders	65.5%	72.7%
FRLA Public Stockholders (Includes UW Shares)	26.5%	21.0%
FRLA Founder & Private Placement Shares	8.0%	6.3%
Total	**100%**	**100%**

Illustrative Sources & Uses

Sources ($M)	
FRLA Cash in Trust[1]	$99.7
VCV Equity Rollover (Excluding Earn-Out)	$250.0
Existing VCV Cash	$0.04
Existing Debt	$4.8
FRLA Founder & Private Placement Shares	$30.5
Total Sources	**$385.0**

Uses ($M)	
VCV Equity Rollover (Excluding Earn-Out)	$250.0
Cash to Balance Sheet[1]	$92.1
Rollover Debt	$4.8
FRLA Founder & Private Placement Shares	$30.5
Transaction Cash Fees, Expenses & Deferred UW Fees	$7.6
Total Uses	**$385.0**

1. *Assumes no redemptions by FRLA public stockholders*
2. *Pro forma diluted basis at $10.20 per share, assumes no redemptions, includes restricted stock shares, and excludes impact of unvested shares pursuant to the new, to-be-established equity incentive plan, earn-out shares and warrants*
3. *Includes VCV's existing cash of $37,089 and total debt of $4,790,909 a/o December 31, 2021*
4. *Includes representative shares issued to US Tiger Securities, Inc. and EF Hutton , division of Benchmark Investment, LLC pursuant to the underwriting agreement entered into by FRLA*
5. *Subject to change based on ability to raise and deploy capital to purchase additional miners, price of cryptocurrencies, and additional factors*
6. *Assumes BTC base price rate of $42k starting in January 2022. Assumes both TH and BTC price grow monthly at 3% in 2022, 2% in 2023, 1% from Jan. – Apr. 2024. After Apr. 2024 BTC daily mining supply halving, assumes 1% monthly Global TH growth and 5% monthly BTC price growth*
7. *EBITDA and EV/EBITDA are non-GAAP financial measures. See appendix for a reconciliation of these measures to the most nearly comparable GAAP measures*

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Rapid Anticipated Revenue and EBITDA Growth (1,2,3) 23 EBITDA (4) (USD $MM) Revenue (USD $MM) Source: VCV Management 1. Assumes no redemptions by FRLA public stockholders, subject to change based on ability to raise and deploy capital to purchas e a dditional miners, price of cryptocurrencies, and additional factors 2. Assumes BTC base price rate of $42k starting in January 2022. Assumes both Global TerraHash (“TH”) and BTC price grow monthly at 3% in 2022, 2% in 2023, 1% from Jan. – Apr. 2024. After Apr. 2024 BTC daily mining supply halving, assumes 1% monthly Global TH growth and 5% monthly BTC price growth. 3. While management believes these projections and the underlying assumptions have a reasonable basis as of the date of this pre sen tation, there can be no assurance that projections will be achieved or that actual results will not differ significantly from th e projections 4. EBITDA and EV/EBITDA are non - GAAP financial measures. See appendix for a reconciliation of these measures to the most nearly co mparable GAAP measures 5. Derived from the audited financials of Sigma and Gamma $7.8 $23.2 $184.5 $268.9 FY2021 2022E 2023E 2024E $6.1 $15.4 $121.3 $159.0 FY2021 2022E 2023E 2024E (5) (5)

Strong Potential for Revenue/EBITDA Growth via BTC Volatility (1,2,3,4) 24 Source: VCV Management 1. Assumes no redemptions by FRLA public stockholders, subject to change based on ability to raise and deploy capital to purchas e a dditional miners, price of cryptocurrencies, and additional factors 2. Assumes BTC base price rate of $42k, $100k, & $25k starting in January 2022. Assumes both Global TerraHash (“TH”) and BTC price grow monthly at 3% in 2022, 2% in 2023, 1% from Jan. – Apr. 2024. After Apr. 2024 BTC daily mining supply halving, assumes 1% monthly Global TH growth and 5% monthly BTC price growth. 3. While management believes these projections and the underlying assumptions have a reasonable basis as of the date of this pre sen tation, there can be no assurance that projections will be achieved or that actual results will not differ significantly from th e projections 4. EBITDA and EV/EBITDA are non - GAAP financial measures. See appendix for a reconciliation of these measures to the most nearly co mparable GAAP measures $45.7 $414.0 $622.4 $36.9 $347.9 $494.1 $- $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 2022E 2023E 2024E Revenue EBITDA Case 1: $100k Bitcoin Price (USD $MM) Avg. EBITDA Margin 81% $23.2 $184.5 $268.9 $15.4 $121.3 $159.0 $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 2022E 2023E 2024E Revenue EBITDA Case 2: $42k Bitcoin Price (USD $MM) Avg. EBITDA Margin 64% $16.6 $117.2 $165.3 $9.1 $65.2 $69.7 $- $50.0 $100.0 $150.0 $200.0 2022E 2023E 2024E Revenue EBITDA Case 3: $25k Bitcoin Price (USD $MM) Avg. EBITDA Margin 51%

Valuation Benchmarking – 2023E[1,2,3,4,5,6]


EV / Revenue
Without Earn-out
With Earn-out
Average: 2.1x
1.6x
2.1x
1.9x
2.1x
2.4x
4.1x
3.7x
1.4x
1.8x
1.8x
2.0x
0.7x
CORE SCIENTIFIC
MARATHON
RIOT
HUT8
HIVE
GREENIDGE
ARGO
STRONGHOLD
2023E


EV / EBITDA[6]
Without Earn-out
With Earn-out
Average: 3.6x
2.4x
3.3x
3.5x
2.8x
3.8x
11.5x
4.2x
2.1x
3.5x
1.7x
3.8x
1.1x
CORE SCIENTIFIC
MARATHON
RIOT
HUT8
HIVE
GREENIDGE
ARGO
STRONGHOLD
2023E

Source: VCV Management, CapitalIQ, Company Filings; Market data as of the close on 4/27/22

1. *Excludes the following public peers given lack of publicly available information and forward projections: Bifarms, Cipher Mining, LM Funding America, The9 Limited, & SOS Limited; Bitdeer & Grid are excluded as their SPAC mergers have not closed*
2. *EV is based on 30-day average volume weighted average price (VWAP) for each peer*
3. *Assumes no redemptions by FRLA public stockholders, subject to change based on ability to raise and deploy capital to purchase additional miners, price of cryptocurrencies, and additional factors*
4. *Assumes BTC base price rate of $42k starting in January 2022. Assumes both Global TerraHash ("TH") and BTC price grow monthly at 3% in 2022, 2% in 2023, 1% from Jan. – Apr. 2024. After Apr. 2024 BTC daily mining supply halving, assumes 1% monthly Global TH growth and 5% monthly BTC price growth.*
5. *Pro forma diluted basis at $10.20 per share, assumes no redemptions, includes restricted stock shares, and excludes impact of unvested shares pursuant to the new, to-be-established equity incentive plan, earn-out shares and warrants*
6. *EBITDA and EV/EBITDA are non-GAAP financial measures. See appendix for a reconciliation of these measures to the most nearly comparable GAAP measures*

25

Valuation Benchmarking – 2024E[1,2,3,4,5,6]



EV / Revenue
Without Earn-out
With Earn-out
Average: 2.1x
1.1x
1.5x
3.0x
1.7x
2.6x
3.8x
1.5x
1.7x
MARATHON
IOT
HIVE
GREENIDGE
2024E
2024E
2024E
2024E
2024E
2024E
2024E
2024E



EV / EBITDA(6)
Without Earn-out
With Earn-out
Average: 4.6x
1.9x
2.5x
11.1x
2.3x
4.3x
5.4x
3.3x
5.8x
MARATHON
IOT
HIVE
GREENIDGE
2024E
2024E
2024E
2024E
2024E
2024E
2024E
2024E

Source: VCV Management, CapitalIQ, Company Filings; Market data as of the close on 4/27/22

1. Excludes the following public peers given lack of publicly available information and forward projections: Hut 8 Mining, Bitfarms, Cipher Mining, Argo Blockchain, CleanSpark, Stronghold Digital Mining, LM Funding America, The9 Limited, & SOS Limited; Bitdeer & Grid are excluded as their SPAC mergers have not closed
2. EV is based on 30-day average volume weighted average price (VWAP) for each peer
3. Assumes no redemptions by FRLA public stockholders, subject to change based on ability to raise and deploy capital to purchase additional miners, price of cryptocurrencies, and additional factors
4. Assumes BTC base price rate of $42k starting in January 2022. Assumes both Global TerraHash ("TH") and BTC price grow monthly at 3% in 2022, 2% in 2023, 1% from Jan. – Apr. 2024. After Apr. 2024 BTC daily mining supply halving, assumes 1% monthly Global TH growth and 5% monthly BTC price growth.
5. Pro forma diluted basis at $10.20 per share, assumes no redemptions, includes restricted stock shares, and excludes impact of unvested shares pursuant to the new, to-be-established equity incentive plan, earn-out shares and warrants
6. EBITDA and EV/EBITDA are non-GAAP financial measures. See appendix for a reconciliation of these measures to the most nearly comparable GAAP measures

26

Investment Highlights 27 Access to Power Solutions Deep Bench of Talent Large Market Opportunity Capital Efficient Business Model Platform Primed for Growth Profitable with Ability to Scale

Appendix

VCV Adjusted EBITDA Reconciliation 29 (1) Represents the combined Sigma and Gamma numbers derived from Sigma and Gamma financials (2) A = actual, E = expected ($) Reconciliation of Non-GAAP Financial Measures FY 2021A FY 2022E FY 2023E FY 2024E Net Income $5,151,989 $11,850,253 $88,884,724 $99,518,309 Depreciation Expense 616,681 2,473,788 24,974,471 49,551,204 Impairment of Cryptocurrencies 35,267 - - - Interest Expense 687,567 1,037,853 7,391,027 9,924,387 (Gain) / Loss on Sale of Cyrptocurrencies (394,335) - - - Adjusted EBITDA from continuing operations $6,097,169 $15,361,894 $121,250,222 $158,993,901

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